Leases	12 Months Ended
Dec. 31, 2011
Leases
Leases

Note 14—Leases

        The Company's lease obligations primarily relate to real estate and office equipment. Rent expense was $601 million, $510 million and $509 million in 2011, 2010 and 2009, respectively. Sublease income received by the Company on leased assets was $41 million, $44 million and $52 million in 2011, 2010 and 2009, respectively.

        At December 31, 2011, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2012	477
2013	401
2014	340
2015	284
2016	244
Thereafter	340

2,086
Sublease income	(96)

Total	1,990

        At December 31, 2011, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2012	27
2013	24
2014	20
2015	15
2016	13
Thereafter	84

Total minimum lease payments	183
Less amount representing estimated executory costs included in total minimum lease payments	(2)

Net minimum lease payments	181
Less amount representing interest	(85)

Present value of minimum lease payments	96

        Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is presented in "Short-term debt and current maturities of long-term debt" or "Long-term debt" in the Consolidated Balance Sheets.